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                              STANDSTILL AGREEMENT


         STANDSTILL AGREEMENT, dated this 25th day of August 1998, by and between PERMANENT BANCORP, INC., a Delaware corporation (the "Corporation"), and the individuals and entities identified on Exhibit A attached hereto (collectively, the "Group"; individually, a "Group Member").

         WHEREAS, the Corporation and the Group have agreed that it is in their mutual best interests to enter into this Agreement as hereinafter described.

         NOW   THEREFORE,   in   consideration   of  the   foregoing   and   the
representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties hereto mutually agree as follows:

         1. Purchase and Sale of Shares. Simultaneously with the execution and delivery of this Agreement, the Corporation shall pay to a broker $4,153,875 in cash representing payment in full for all of the outstanding shares of common stock, par value $0.01 per share, of the Corporation beneficially owned or controlled by the Group Members (the "Shares"), and the Group shall cause the Shares to be delivered through a broker to the Corporation.

         2. Representations, Warranties and Covenants of the Group. The Group and each Group Member hereby represent and warrant to the Corporation that (i) LaSalle Financial Partners, Limited Partnership ( the" Partnership") owns the Shares free and clear of all liens, claims and encumbrances of any kind, and has the unqualified right and authority to enter into this Agreement and to sell, assign and deliver the Shares pursuant to this Agreement; and (ii) no Group Member, or any Affiliate or Associate thereof, as defined in Rule 12b-2 of the Exchange Act Regulations, which definitions are attached hereto and incorporated by reference as Exhibit B, controls or owns of record or beneficially any securities of the Corporation other than the Shares. Exhibit A sets forth the number of Shares beneficially owned or controlled by each Group Member as of the date hereof.

         The Group and each Group Member covenant and agree that neither the Group nor any Group Member, nor any Affiliate or Associate thereof, shall, hereafter acquire, or offer or agree to acquire, or act in concert with any Affiliate, Associate, group or other person to acquire, or offer or agree to acquire, directly or indirectly, beneficial or record ownership of, or the right to vote, any shares of capital stock of the Corporation or any securities convertible into such capital stock.

         3. Remedies. The Corporation and the Group and each Group Member acknowledge and agree that a breach by any party to this Agreement may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a breach of the provisions



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hereof and to enforce  specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled to at law or in equity.

         4. Governing Law and Choice of Forum. Delaware law, unless applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of Delaware.

         5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any stockholder of the Corporation, other than the parties hereto.

         6.  Entire   Understanding.   This   Agreement   contains   the  entire
understanding   of  the  parties,   and  supersedes  all  prior  agreements  and
understandings between the parties, with respect to its subject matter.

         7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.


                                      2

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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned or duly authorized officers thereof as of the day and year first above written.

                          PERMANENT BANCORP, INC.


                          By: /s/ Donald P. Weinzapfel
                              ------------------------------------
                              Donald P. Weinzapfel
                              Chairman, President and Chief
                               Executive Officer


                          GROUP MEMBERS


                                 /s/ Peter T. Kross
                                 ----------------------------------------
                                 Peter T. Kross


                                /s/ Richard J. Nelson
                                ----------------------------------------
                                Richard J. Nelson


                               /s/ Florence Nelson
                               ----------------------------------------
                               Florence Nelson


                          LASALLE CAPITAL MANAGEMENT, INC.


                          By: /s/ Richard J. Nelson
                              ------------------------------------
                              Richard J. Nelson
                              President


                          By: /s/ Florence Nelson
                              ------------------------------------
                              Florence Nelson
                              Secretary and Treasurer


                          TALMAN FINANCIAL, INC.


                          By: /s/ Peter T. Kross
                              ------------------------------------
                              Peter T. Kross
                              [Title]

                                       3

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                           LASALLE FINANCIAL PARTNERS, LIMITED
                            PARTNERSHIP


                           By: /s/ Richard J. Nelson
                               ------------------------------------
                               Richard J. Nelson,  on behalf
                               of LaSalle Capital Management, Inc.


                           By: /s/ Florence Nelson
                               ------------------------------------
                               Florence Nelson, on behalf of LaSalle
                               Capital Management, Inc.


                           By: /s/ Peter T. Kross
                               ------------------------------------
                               Peter T. Kross, on behalf of
                               Talman Financial, Inc.




                                      4

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                                 EXHIBIT A





                                                         Shares of Permanent
                                                              Bancorp,
                                                         Inc. Capital Stock
Name of Group Member                                     Beneficially Owned1
--------------------------------------------------------------------------------


Peter T. Kross                                                  302,100

Richard J. Nelson                                               302,100

Florence Nelson                                                       0

LaSalle Capital                                                       0
Management, Inc.

Talman Financial, Inc.                                                0

LaSalle Financial                                               302,100
Partners,
 Limited Partnership


--------
     1/ Includes all shares over which the Group Member has sole or shared voting or dispositive powers.



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                                 EXHIBIT B


         Affiliate. An "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     Associate. The term "associate" used to indicate relationship with any person, means

         (1) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities,

         (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

         (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.